Advance Payments from Customers	12 Months Ended
Dec. 31, 2014
Advance Payments from Customers
(12)	ADVANCE PAYMENTS FROM CUSTOMERS

The Group requires certain customers to make prepayments before delivery has occurred. Such prepayments are recorded as advances from customers in the Group’s consolidated financial statements, until delivery has occurred. Advances from customers for which the deliveries of goods are expected to occur after twelve months are classified as non-current liabilities in the Group’s consolidated balance sheets. Advance payments from customers are reclassified to other payables when the related wafer supply contracts or orders are cancelled, early terminated, expired or in dispute and it is probable that the Group will refund the advance payment balances to the customers. Several customers ceased to execute the wafer purchase contracts with the Group due to dispute over wafer price during the years ended December 31, 2013 and 2014. The Group initiated either arbitrations or negotiation with those customers in an effort to resume the execution of contracts. However, no active response was received from those customers and certain customer had demanded termination of contract and repayment of advance wafer payments. As a result, the Group assessed that it is probable that certain advances received from customers will be refunded by the Group and accordingly, advance payments of US$ 42,433 and US$ nil were reclassified to other payables during the years ended December 31, 2013 and 2014, respectively. Such non-cash reclassification from advance from customers to other payables was included in the “Changes in operating assets and liabilities” in the Group’s consolidated statements of cash flows.

During the periods presented, the Group reached agreements with certain customers to terminate long-term solar wafer supply agreements, which included “take-or-pay” provisions that required the customers to purchase minimum volumes of wafer at pre-determined fixed prices according to a pre-determined schedule. As part of the original supply agreements, these customers made an advance payment representing a portion of the contract value to the Group. In exchange for the Group’s agreement to terminate the original supply agreement, some of these customers agreed to cancel the original supply agreements by forfeiting the advance payments. For other customers, the Group obtained an arbitration award or legal counsel opinion in favor of the Group’s claim to confiscate the advance payments due to the customers’ failure to purchase the minimum volume in accordance with the original supply agreements. Therefore, the Group recognized a total contract cancellation revenue of US$ 92,233, US$ 11,193 and US$ 58,713 for the years ended 2012, 2013 and 2014, respectively.